UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: DECEMBER 31

Date of reporting period: JUNE 30, 2003

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds
REAL ESTATE SECURITIES FUND Semiannual Report June 30, 2003
Long-term growth of capital and dividend income through a diversified portfolio of Real Estate Investment Trusts (REITs).

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Performance Overview
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Real Estate Securities Fund during the six-month reporting period that ended June 30, 2003.
Performance Review
Over the six-month period that ended June 30, 2003, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns of 14.66%, 14.28%, 14.28%, 14.95%, and 14.73%, respectively. These returns compare to the 13.47% cumulative total return of the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested).
REIT Market Review
The Wilshire Real Estate Securities Index outperformed the S&P 500 over the first half of 2003 and for the trailing three-, five-, ten-, and fifteen-year periods. We continue to attribute much of the strong performance of real estate securities relative to the performance of the S&P 500 to investors’ search for lower volatility and higher yields, given the low interest rate environment. Nonetheless, the Real Estate sector’s underlying fundamentals continue to be weak and are hindering earnings growth in this defensive area. Job creation will be critical to a turnaround in fundamentals. While it is important to acknowledge that earnings estimates are being reduced, a number of real estate industries are holding up relatively well from a year-over-year growth standpoint. The glaring exception is the Apartment sector. Low interest rates are enticing renters to buy homes and lack of new jobs is keeping a lid on demand, while above-average levels of new construction are over-supplying the market. The fundamentals in the Office sector are somewhat weak but valuations are more attractive than in the Apartment sector. Other sectors appear appropriately valued given the underlying fundamentals.
The retail area proved to be the strongest performing sector, returning 20.0% during the reporting period. Among the other major property sectors, the Office and Mixed sectors also posted strong returns of 16.8% and 12.8%, respectively. The Multi-family and the Industrial sectors were the weakest performing sectors returning 8.5% and 10.5%, respectively.
Portfolio Positioning
Stock selection in the Office, Industrial and Hotel sectors plus a significant underweight in the Apartment sector largely drove the Fund’s modest relative outperformance for the reporting period. Within the Office sector, two of the Fund’s top 10 holdings, Trizec Properties and Boston Properties returned 26.1% and 22.5%, respectively, versus the sector average of 16.8% for the first half of 2003. ProLogis, the Fund’s third largest holding, returned 1.15% above the Industrial sector’s average, while Starwood Hotels & Resorts Worldwide, Inc., the Fund’s second largest holding, returned 11.8% above the Hotel sector’s average. Stock selection within the Apartment sector detracted from performance as Apartment Investment and Management Company, one of the two largest owner/operators of multifamily apartments in the United
NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
States, continued to feel downward pressure as a result of occupancy declines and loss of market share. At the end of the reporting period, the firm’s valuation is at an attractive level and we continue to monitor this holding closely.
The common thread in the outperforming stocks for the period was that they were the higher quality, lower yielding companies. They are companies that have underperformed over much of the past two years. There continues to be a similarity in the price-to-earnings (P/E) multiples between companies offering higher yields and higher quality. We do not believe this anomaly will prove to be sustainable through the next business cycle and, therefore, remain focused on investing in higher quality, more growth-oriented companies.
From a sector perspective, we are maintaining the Fund’s significant underweight in the Apartment sector as reduced demand and too much supply continue to put pressure on earnings and valuations. We have not yet seen a valuation adjustment to justify reducing this deviation from the benchmark.
While our sector exposure in Lodging is much smaller, we feel even stronger about the long-term prospects for this sector’s outperformance. We do, however, expect to have to withstand higher volatility over the shorter term. The continued focus by businesses on expense reduction rather than revenue generation, fears of terrorism, the recent war in Iraq, and SARS have resulted in greatly diminished travel and pricing pressure on these stocks. When hostilities and fears begin to diminish, we expect investors will feel more comfortable investing in this sector as was reflected in the second quarter 2003. Further, the transient business traveler is the most profitable customer for hotels. Once business traveling picks up again, earnings for this sector should increase. Lastly, while demand has created concern, decreasing supply of new hotels (aggregate construction is off over 50%) combined with extremely cheap company valuations (trading at, on average, 45% below replacement cost) has created compelling opportunities.
We remain roughly market-weight in most other sectors and, therefore, believe that most future outperformance relative to the index should continue to come primarily from stock selection rather than sector selection.
Portfolio Highlights
Starwood Hotels & Resorts Worldwide, Inc. — Starwood is the Fund’s second largest holding for a number of reasons. First, its management has shown a keen ability to generate earnings even in a difficult economic environment. This has been accomplished through aggressive expense reduction, thoughtful investment in existing assets and brands, and appropriate capital allocation. Second, at current valuations, Starwood trades significantly

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
below replacement cost, providing tremendous value. Third, new supply in the upscale segment, in which most of Starwood’s properties reside, continues to drop. As the economy rebounds and demand increases, new supply in this segment will take years to complete.
ProLogis Trust — ProLogis is the dominant industrial space and service provider, both domestically and internationally. With over 170 million square feet of industrial space and global development expertise, ProLogis is the provider of choice for most prospective clients. Given the softness of the U.S. industrial market, the company’s diversification into the much stronger European and Asian market should drive earnings for the next 12-18 months.
We remain focused on our fundamental premise that good companies with superior management and strategies should outperform over time. As such, we are comfortable with the current positioning of the Fund.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Real Estate Securities Investment Team
July 14, 2003

Fund Basics as of June 30, 2003
Assets Under Management $248.9 Million Number of Holdings 46 NASDAQ SYMBOLS Class A Shares GREAX Class B Shares GREBX Class C Shares GRECX Institutional Shares GREIX Service Shares GRESX GOLDMAN SACHS REAL ESTATE SECURITIES FUND
PERFORMANCE REVIEW
January 1, 2003– Fund Total Return Wilshire Real Estate
June 30, 2003 (based on NAV)1 Securities Index2 Class A 14.66% 13.47% Class B 14.28 13.47 Class C 14.28 13.47 Institutional 14.95 13.47 Service 14.73 13.47
1 The net asset value(NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
2 The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REIT) and real estate operating companies. The Index is unmanaged and does not reflect any fees or expenses.
STANDARDIZED TOTAL RETURNS 3 For the period ended 6/30/03 Class A Class B Class C Institutional Service One Year -2.11% -2.30% 1.85% 4.10% 3.56% Since Inception 7.86 7.95 8.36 9.55 9.10 (7/27/98)
3 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
TOP 10 HOLDINGS AS OF 6/30/03 4 Holding % of Total Net Assets Line of Business
General Growth Properties, Inc. 5.7% Retail Starwood Hotels & Resorts Worldwide, Inc. 5.6 Hotels
ProLogis Trust 5.0 Office Industrials Boston Properties, Inc. 5.0 Office Industrials Vornado Realty Trust 4.7 Other REIT Equity Office Properties Trust 4.4 Office Industrials Kimco Realty Corp. 4.3 Retail Brookfield Properties Corp. 3.5 Construction CBL & Associates Properties, Inc. 3.5 Retail Trizec Properties, Inc. 3.4 Office Industrials
4 The top 10 holdings may not be representative of the Fund’s future investments.
An investment in Real Estate Securities is subject to greater price volatility and the special risks associated with direct ownership of real estate.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Investments
June 30, 2003 (Unaudited)

Shares	Description	Value

Common Stocks – 97.6%

Apartments – 12.5%
230,600	Apartment Investment & Management Co.	$7,978,760
192,597	Archstone-Smith Trust	4,622,328
43,100	AvalonBay Communities, Inc.	1,837,784
84,500	BRE Properties, Inc.	2,805,400
64,500	Camden Property Trust	2,254,275
310,400	Equity Residential Properties Trust	8,054,880
100,100	Home Properties of New York, Inc.	3,527,524

		31,080,951

Diversified – 12.7%
380,200	Catellus Development Corp.	8,364,400
70,000	Cousins Properties, Inc.	1,953,000
151,600	Duke Realty Corp.	4,176,580
162,200	Liberty Property Trust	5,612,120
265,600	Vornado Realty Trust	11,580,160

		31,686,260

Hotels – 9.7%
350,100	Equity Inns, Inc.	2,415,690
77,200	FelCor Lodging Trust, Inc.	606,020
62,800	Hospitality Properties Trust	1,962,500
496,900	Host Marriott Corp.*	4,546,635
120,800	MeriStar Hospitality Corp.	620,912
490,300	Starwood Hotels & Resorts Worldwide, Inc.	14,017,677

		24,169,434

Industrial — 5.0%
459,400	ProLogis Trust	12,541,620

Manufactured Housing – 1.5%
107,600	Manufactured Home Communities, Inc.	3,777,836

Office – 26.1%
42,900	Alexandria Real Estate Equities, Inc.	1,930,500
283,700	Boston Properties, Inc.	12,426,060
56,000	Brandywine Realty Trust	1,378,720
414,900	Brookfield Properties Corp.	8,816,625
47,400	CarrAmerica Realty Corp.	1,318,194
402,787	Equity Office Properties Trust	10,879,277
60,900	Highwoods Properties, Inc.	1,358,070
164,174	Maguire Properties, Inc.	3,160,350
152,900	Parkway Properties, Inc.	6,429,445
148,900	Prentiss Properties Trust	4,465,511
124,200	SL Green Realty Corp.	4,333,338
741,060	Trizec Properties, Inc.	8,425,852

		64,921,942

Other REIT – 3.4%
89,200	Entertainment Properties Trust	2,564,500
160,500	iStar Financial, Inc.	5,858,250

		8,422,750

Retail – 25.3%
204,400	CBL & Associates Properties, Inc.	8,789,200
131,300	Chelsea Property Group, Inc.	5,292,703
112,500	Developers Diversified Realty Corp.	3,199,500
227,500	General Growth Properties, Inc.	14,205,100
280,000	Kimco Realty Corp.	10,612,000
161,400	Pan Pacific Retail Properties, Inc.	6,351,090
26,800	Ramco-Gershenson Properties Trust	624,440
38,600	Regency Centers Corp.	1,350,228
149,700	Simon Property Group, Inc.	5,842,791
177,800	The Rouse Co.	6,774,180

		63,041,232

Self Storage – 1.4%
99,800	Public Storage, Inc.	3,380,226

TOTAL COMMON STOCKS
(Cost $199,962,583)		$243,022,251

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 3.4%

Joint Repurchase Agreement Account II^
$8,500,000	1.25%	07/01/2003	$8,500,000
Maturity Value: $8,500,295

TOTAL REPURCHASE AGREEMENT
(Cost $8,500,000)			$8,500,000

TOTAL INVESTMENTS
(Cost $208,462,583)			$251,522,251

*	Non-income producing security.

^	Joint repurchase agreement was entered into on June 30, 2002.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation: REIT — Real Estate Investment Trust

5      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities
June 30, 2003 (Unaudited)

Assets:

Investment in securities, at value (identified cost $208,462,583)	$251,522,251
Cash	135,116
Receivables:
Fund shares sold	2,191,894
Investment securities sold	1,491,730
Dividends and interest	1,377,329
Reimbursement from adviser	28,400
Securities lending income	863
Other assets	11,607

Total assets	256,759,190

Liabilities:

Payables:
Fund shares repurchased	7,431,703
Amounts owed to affiliates	283,246
Accrued expenses and other liabilities	103,669

Total liabilities	7,818,618

Net Assets:

Paid-in capital	206,908,745
Accumulated distributions in excess of net investment income	(50,571)
Accumulated net realized loss from investment transactions	(977,270)
Net unrealized gain on investments	43,059,668

NET ASSETS	$248,940,572

Net asset value, offering and redemption price per share:(a)
Class A	$11.79
Class B	$11.84
Class C	$11.77
Institutional	$11.82
Service	$11.85

Shares outstanding:
Class A	11,480,513
Class B	1,322,178
Class C	875,737
Institutional	7,412,075
Service	3,138

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	21,093,641

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $12.48. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Operations
For the Six Months Ended June 30, 2003 (Unaudited)

Investment Income:

Dividends(a)	$6,867,958
Interest (including securities lending income of $8,789)	56,189

Total income	6,924,147

Expenses:

Management fees	1,135,430
Distribution and Service fees(b)	425,618
Transfer Agent fees(c)	155,144
Custody and accounting fees	48,615
Printing fees	41,821
Registration fees	22,870
Professional fees	20,367
Trustee fees	5,347
Service Share fees	77
Other	30,652

Total expenses	1,885,941

Less — expense reductions	(315,833)

Net expenses	1,570,108

NET INVESTMENT INCOME	5,354,039

Realized and unrealized gain on investment transactions:

Net realized gain from investment transactions	884,886
Net change in unrealized gain on investments	25,362,580

Net realized and unrealized gain on investment transactions	26,247,466

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,601,505

(a)	Foreign taxes withheld on dividends were $12,447.
(b)	Class A, Class B and Class C Shares had Distribution and Service fees of $305,896, $73,117, and $46,605, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $116,241, $13,892, $8,855, $16,150, and $6, respectively.

7      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statements of Changes in Net Assets

	For the Six Months Ended	For the Year Ended
	June 30, 2003 (Unaudited)	December 31, 2002

From operations:

Net investment income	$5,354,039	$7,978,096
Net realized gain from investment transactions	884,886	5,679,553
Net change in unrealized gain on investments	25,362,580	(8,357,536)

Net increase in net assets resulting from operations	31,601,505	5,300,113

Distributions to shareholders:

From net investment income Class A Shares	(3,005,970)	(4,139,322)
Class B Shares	(295,551)	(306,061)
Class C Shares	(195,616)	(181,699)
Institutional Shares	(2,185,229)	(2,634,890)
Service Shares	(720)	(822)
From net realized gain on investment transactions
Class A Shares	—	(3,231,297)
Class B Shares	—	(367,657)
Class C Shares	—	(228,713)
Institutional Shares	—	(1,931,058)
Service Shares	—	(4,296)
From return of capital
Class A Shares	—	(720,571)
Class B Shares	—	(53,279)
Class C Shares	—	(31,630)
Institutional Shares	—	(458,681)
Service Shares	—	(143)

Total distributions to shareholders	(5,683,086)	(14,290,119)

From share transactions:

Proceeds from sales of shares	95,215,173	120,739,720
Reinvestment of dividends and distributions	4,487,866	11,363,763
Cost of shares repurchased	(100,317,974)	(131,840,589)

Net increase (decrease) in net assets resulting from share transactions	(614,935)	262,894

TOTAL INCREASE (DECREASE)	25,303,484	(8,727,112)

Net assets:

Beginning of period	223,637,088	232,364,200

End of period	$248,940,572	$223,637,088

Accumulated undistributed (distributions in excess of) net investment income	$(50,571)	$278,476

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements
June 30, 2003 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Real Estate Securities Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.
     The Fund invests primarily in securities of issuers that are engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the closing bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available, are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, including reclaims, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as from net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust which do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

3. AGREEMENTS

Goldman Sachs Funds Management, L.P. (“GSFM”), a subsidiary of The Goldman Sachs Group, Inc., was renamed at the end of April 2003, Goldman Sachs Asset Management, L.P. (“GSAM”), and assumed Goldman, Sachs & Co.’s (“Goldman Sachs”) investment advisory responsibilities under its Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. The fees payable under the Agreement, and the personnel who manage the Fund, did not change as a result of GSAM’s assumption of responsibilities. Under the Agreement GSAM manages the fund’s portfolio, subject to the general supervision of the Trust’s Board of Trustees. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, calculated daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
     GSAM has voluntarily agreed to reduce or limit certain “Other Expenses” for the Fund (excluding Management fees, Service Share fees, Distribution and Service fees, Transfer Agent fees, litigation and indemnification costs, taxes, interest, brokerage commissions, shareholder meeting and other extraordinary expenses) until further notice to the extent such expenses exceed 0.00% (rounded) of the average daily net assets of the Fund. For the six months ended June 30, 2003, the adviser reimbursed approximately $162,500. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2003, the custody fees were reduced by approximately $300 under such arrangements.
     Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended June 30, 2003, Goldman Sachs has advised the Fund that it retained approximately $107,000 and $100, respectively, for Class A and Class B Shares.
     The Trust, on behalf of the Fund has adopted Distribution and Service Plans. Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares. Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal, on an annual basis, to 0.25% of the average daily net assets attributable to the Class A Shares. For the six months ended June 30, 2003, Goldman Sachs has waived approximately $153,000 of the Distribution and Service fees attributable to the Class A Shares. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net asset value of the Service Shares.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements (continued)
June 30, 2003 (Unaudited)

3. AGREEMENTS (continued)
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     At June 30, 2003, the amounts the Fund owed to affiliates were approximately $206,000, $49,000 and $28,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds and sales or maturities of securities (excluding short-term investments) for the six months ended June 30, 2003, were $17,172,506 and $19,223,342, respectively.
     For the six months ended June 30, 2003, Goldman Sachs earned approximately $2,000 of brokerage commissions from portfolio transactions.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through its securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2003 is reported parenthetically on the Statement of Operations. A portion of this amount, $226, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2003, BGA earned fees of approximately $2,000 as securities lending agent for the Fund. The Fund invests the cash collateral received in connection with the securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM, for which GSAM receives an investment advisory fee. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. While there was lending activity during the six months ended June 30, 2003, there were no loans outstanding as of June 30, 2003.

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

6. JOINT REPURCHASE AGREEMENT ACCOUNT (continued)
     At June 30, 2003, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $8,500,000 in principal amount. At June 30, 2003, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$700,000,000	1.25%	07/01/2003	$700,024,305

Barclays Capital PLC	500,000,000	1.20	07/01/2003	500,016,667

Bear Stearns Companies, Inc.	300,000,000	1.25	07/01/2003	300,010,417

Credit Suisse First Boston Corp.	200,000,000	1.25	07/01/2003	200,006,944

Deutsche Bank Securities, Inc.	350,000,000	1.20	07/01/2003	350,011,667

Greenwich Capital Markets	350,000,000	1.25	07/01/2003	350,012,153

J.P. Morgan Chase & Co.	750,000,000	1.20	07/01/2003	750,025,000

Morgan Stanley Dean Witter	500,000,000	1.40	07/01/2003	500,019,444

UBS LLC	850,000,000	1.23	07/01/2003	850,029,042

Westdeutsche Landesbank AG	600,000,000	1.25	07/01/2003	600,020,833

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$5,100,000,000			$5,100,176,472

7. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the six months ended June 30, 2003, the Fund did not have any borrowings under this facility.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements (continued)
June 30, 2003 (Unaudited)

8. ADDITIONAL TAX INFORMATION

As of the most recent fiscal year ended December 31, 2002, the Fund’s capital loss carryforward and certain timing differences on a tax basis were as follows:

Timing differences (post October losses/certain REIT distributions)	$(637,286)

Capital loss carryforward	—

Capital loss carryforward years of expiration	—

As of the Fund’s most recent fiscal year end, December 31, 2002, accumulated earnings were effected by certain timing differences (i.e., Post-October losses/ Certain REIT Distributions) on a tax basis of $637,286.

At June 30, 2003, the Fund’s aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes was as follows (using prior year tax information):

Tax Cost	$209,408,977

Gross unrealized gain	48,458,319
Gross unrealized loss	(6,345,045)

Net unrealized security gain (loss)	$42,113,274

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended		For the Year Ended
	June 30, 2003 (Unaudited)		December 31, 2002

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,950,397	$76,539,173	6,027,288	$66,883,384
Reinvestment of dividends and distributions	214,912	2,407,143	605,739	6,635,110
Shares repurchased	(7,415,458)	(80,783,857)	(8,202,903)	(90,147,053)

	(250,149)	(1,837,541)	(1,569,876)	(16,628,559)

Class B Shares
Shares sold	239,858	2,658,521	962,460	11,021,677
Reinvestment of dividends and distributions	20,046	224,773	49,644	538,389
Shares repurchased	(286,339)	(3,212,402)	(357,023)	(3,869,874)

	(26,435)	(329,108)	655,081	7,690,192

Class C Shares
Shares sold	84,049	924,093	539,833	6,091,240
Reinvestment of dividends and distributions	14,498	161,547	34,603	372,930
Shares repurchased	(86,202)	(933,617)	(227,256)	(2,531,204)

	12,345	152,023	347,180	3,932,966

Institutional Shares
Shares sold	1,365,615	15,084,257	3,190,831	36,551,594
Reinvestment of dividends and distributions	150,898	1,693,683	347,881	3,812,073
Shares repurchased	(1,382,782)	(15,381,432)	(3,151,979)	(35,125,404)

	133,731	1,396,508	386,733	5,238,263

Service Shares
Shares sold	834	9,129	18,168	191,825
Reinvestment of dividends and distributions	64	720	504	5,261
Shares repurchased	(641)	(6,666)	(15,970)	(167,054)

	257	3,183	2,702	30,032

NET DECREASE	(130,251)	$(614,935)	(178,180)	$262,894

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Income (loss) from
	investment operations					Distributions to shareholders

	Net asset						In excess
	value,	Net		Net realized	Total from	From net	of net	From	From tax
	beginning	investment		and unrealized	investment	investment	investment	realized	return of	Total
	of period	income		gain (loss)	operations	income	income	gains	capital	distributions
FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2003 - Class A Shares	$10.53	$0.25	(c)	$1.28	$1.53	$(0.27)	$—	$—	$—	$(0.27)
2003 - Class B Shares	10.57	0.21	(c)	1.29	1.50	(0.23)	—	—	—	(0.23)
2003 - Class C Shares	10.51	0.21	(c)	1.28	1.49	(0.23)	—	—	—	(0.23)
2003 - Institutional Shares	10.55	0.28	(c)	1.28	1.56	(0.29)	—	—	—	(0.29)
2003 - Service Shares	10.57	0.24	(c)	1.30	1.54	(0.26)	—	—	—	(0.26)
FOR THE YEARS ENDED DECEMBER 31,

2002 - Class A Shares	10.85	0.46	(c)	(0.14)	0.32	(0.31)	—	(0.27)	(0.06)	(0.64)
2002 - Class B Shares	10.90	0.40	(c)	(0.16)	0.24	(0.24)	—	(0.27)	(0.06)	(0.57)
2002 - Class C Shares	10.84	0.39	(c)	(0.16)	0.23	(0.23)	—	(0.27)	(0.06)	(0.56)
2002 - Institutional Shares	10.87	0.51	(c)	(0.14)	0.37	(0.36)	—	(0.27)	(0.06)	(0.69)
2002 - Service Shares	10.90	0.42	(c)	(0.11)	0.31	(0.31)	—	(0.27)	(0.06)	(0.64)

2001 - Class A Shares	11.00	0.37	(c)	0.34	0.71	(0.39)	—	(0.47)	—	(0.86)
2001 - Class B Shares	11.05	0.30	(c)	0.34	0.64	(0.32)	—	(0.47)	—	(0.79)
2001 - Class C Shares	10.98	0.30	(c)	0.35	0.65	(0.32)	—	(0.47)	—	(0.79)
2001 - Institutional Shares	11.03	0.41	(c)	0.34	0.75	(0.44)	—	(0.47)	—	(0.91)
2001 - Service Shares	11.04	0.37	(c)	0.34	0.71	(0.38)	—	(0.47)	—	(0.85)

2000 - Class A Shares	8.68	0.44	(c)	2.28	2.72	(0.36)	—	—	(0.04)	(0.40)
2000 - Class B Shares	8.73	0.40	(c)	2.27	2.67	(0.31)	—	—	(0.04)	(0.35)
2000 - Class C Shares	8.66	0.39	(c)	2.27	2.66	(0.30)	—	—	(0.04)	(0.34)
2000 - Institutional Shares	8.69	0.48	(c)	2.30	2.78	(0.40)	—	—	(0.04)	(0.44)
2000 - Service Shares	8.69	0.44	(c)	2.30	2.74	(0.35)	—	—	(0.04)	(0.39)

1999 - Class A Shares	9.20	0.38	(c)	(0.48)	(0.10)	(0.38)	(0.02)	—	(0.02)	(0.42)
1999 - Class B Shares	9.27	0.28	(c)	(0.45)	(0.17)	(0.28)	(0.07)	—	(0.02)	(0.37)
1999 - Class C Shares	9.21	0.30	(c)	(0.48)	(0.18)	(0.30)	(0.05)	—	(0.02)	(0.37)
1999 - Institutional Shares	9.21	0.40	(c)	(0.47)	(0.07)	(0.40)	(0.03)	—	(0.02)	(0.45)
1999 - Service Shares	9.21	0.38	(c)	(0.49)	(0.11)	(0.38)	(0.01)	—	(0.02)	(0.41)
FOR THE PERIOD ENDED DECEMBER 31,

1998 - Class A Shares (commenced July 27)	10.00	0.15		(0.80)	(0.65)	(0.15)	—	—	—	(0.15)
1998 - Class B Shares (commenced July 27)	10.00	0.14	(c)	(0.83)	(0.69)	(0.04)	—	—	—	(0.04)
1998 - Class C Shares (commenced July 27)	10.00	0.22	(c)	(0.91)	(0.69)	(0.10)	—	—	—	(0.10)
1998 - Institutional Shares (commenced July 27)	10.00	0.31	(c)	(0.95)	(0.64)	(0.15)	—	—	—	(0.15)
1998 - Service Shares (commenced July 27)	10.00	0.25	(c)	(0.91)	(0.66)	(0.13)	—	—	—	(0.13)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income to		expenses to		income		Portfolio
value, end	Total	period	to average		average		average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.79	14.66%	$135,354	1.45	%(b)	4.66	%(b)	1.84	%(b)	4.27	%(b)	8%
11.84	14.28	15,654	2.20	(b)	3.87	(b)	2.34	(b)	3.73	(b)	8
11.77	14.28	10,304	2.20	(b)	3.89	(b)	2.34	(b)	3.75	(b)	8
11.82	14.95	87,592	1.05	(b)	5.07	(b)	1.19	(b)	4.93	(b)	8
11.85	14.73	37	1.55	(b)	4.46	(b)	1.69	(b)	4.32	(b)	8

10.53	2.91	123,487	1.45		4.08		1.84		3.69		37
10.57	2.12	14,256	2.20		3.61		2.34		3.47		37
10.51	2.11	9,072	2.20		3.56		2.34		3.42		37
10.55	3.31	76,792	1.05		4.53		1.19		4.39		37
10.57	2.78	30	1.55		3.97		1.69		3.83		37

10.85	6.75	144,286	1.44		3.36		1.83		2.97		50
10.90	5.98	7,559	2.19		2.71		2.33		2.57		50
10.84	6.13	5,594	2.19		2.74		2.33		2.60		50
10.87	7.16	74,923	1.04		3.75		1.18		3.61		50
10.90	6.83	2	1.54		3.32		1.68		3.18		50

11.00	31.86	122,964	1.44		4.43		1.99		3.88		49
11.05	31.04	5,355	2.19		3.93		2.49		3.63		49
10.98	31.14	2,991	2.19		3.90		2.49		3.60		49
11.03	32.45	74,125	1.04		4.89		1.34		4.59		49
11.04	31.99	2	1.34		4.46		1.84		4.16		49

8.68	(1.02)	93,443	1.44		4.14		1.96		3.62		37
8.73	(1.73)	457	2.19		3.21		2.46		2.94		37
8.66	(1.80)	697	2.19		3.38		2.46		3.11		37
8.69	(0.64)	42,790	1.04		4.43		1.31		4.16		37
8.69	(1.12)	1	1.54		4.17		1.81		3.90		37

9.20	(6.53)	19,961	1.47	(b)	23.52	(b)	3.52	(b)	21.47	(b)	6
9.27	(6.88)	2	2.19	(b)	3.60	(b)	4.02	(b)	1.77	(b)	6
9.21	(6.85)	1	2.19	(b)	5.49	(b)	4.02	(b)	3.66	(b)	6
9.21	(6.37)	47,516	1.04	(b)	8.05	(b)	2.87	(b)	6.22	(b)	6
9.21	(6.56)	1	1.54	(b)	6.29	(b)	3.37	(b)	4.46	(b)	6

(This page intentionally left blank)

FUNDS PROFILE
Goldman Sachs Funds
THE GOLDMAN SACHS ADVANTAGE
Our goal is to deliver: Strong, Consistent Investment Results Global Resources and Global Research Team Approach Disciplined Processes
Innovative, Value-Added Investment Products Thoughtful Solutions Risk Management
Outstanding Client Service Dedicated Service Teams Excellence and Integrity
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, Goldman Sachs Asset Management, L.P. and other units of the Investment Management Division of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $335.8 billion in assets under management as of THE GOLDMAN June 30, 2003 — our investment professionals bring firsthand knowledge of local markets SACHS ADVANTAGE to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.
INTERNATIONAL EQUITY DOMESTIC EQUITY FIXED INCOME MONEY MARKET
Lower Risk/return Higher Risk/Return ASSET ALLOCATION PORTFOLIOS SPECIALTY
International Equity Funds Asia Growth Fund Emerging Markets Equity Fund International Growth Opportunities Fund Japanese Equity Fund European Equity Fund International Equity Fund CORESM International Equity Fund
Domestic Equity Funds Small Cap Value Fund CORESM Small Cap Equity Fund Mid Cap Value Fund Concentrated Growth Fund Growth Opportunities Fund Research Select FundSM Strategic Growth Fund Capital Growth Fund Large Cap Value Fund Growth and Income Fund CORESM Large Cap Growth Fund CORESM Large Cap Value Fund CORESM U.S. Equity Fund Specialty Funds Internet Tollkeeper FundSM CORESM Tax-Managed Equity Fund Real Estate Securities Fund
Asset Allocation Funds Balanced Fund Asset Allocation Portfolios Fixed Income Funds High Yield Fund High Yield Municipal Fund Global Income Fund Core Fixed Income Fund Municipal Income Fund Government Income Fund Short Duration Tax-Free Fund Short Duration Government Fund Ultra-Short Duration Government Fund Enhanced Income Fund Money Market Funds1
1 An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Goldman Sachs Research Select FundSM, Internet Tollkeeper FundSM and CORESM are service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005 TRUSTEES OFFICERS Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President
Gary D. Black James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President James A. McNamara John M. Perlowski, Treasurer Mary Patterson McPherson Howard B. Surloff, Secretary Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke
GOLDMAN, SACHS & CO. GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser
Visit our internet address: www.gs.com/funds
The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.
Holdings are as of June 30, 2003 and are subject to change in the future. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
The Fund may participate in the Initial Public Offer (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investments in IPOs, which may have a magnified impact due to the Fund’s small asset base. As the Fund’s assets grow, it is probable that the effect of the Fund’s investment in IPOs on its total return may not be as significant.
An investment in the Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with concentrating its investments in the real estate industry in general and may be suitable only for those investors who are financially able to assume greater risk and share price volatility than presented by funds that do not concentrate in the real estate industry.
Goldman, Sachs & Co. is the distributor of the Fund. Copyright 2003 Goldman, Sachs & Co. All rights reserved. Date of first use: August 29, 2003 03-1324 / REITSAR / 7.3K / 08-03

ITEM 2.	CODE OF ETHICS.

Not applicable to semi-annual reports for the period ended June 30, 2003.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports for the period ended June 30, 2003.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semi-annual reports for the period ended June 30, 2003.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.

(a)	Not applicable to semi-annual reports for the period ended June 30, 2003.

(a)(2) (b)	Exhibit 99.CERT Exhibit 99.906CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Attached here to

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer of
Goldman Sachs Trust

Date:	August 14, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer of
Goldman Sachs Trust

Date:	August 14, 2003

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer of
Goldman Sachs Trust

Date:	August 14, 2003